Exhibit (24)

WACHOVIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of WACHOVIA CORPORATION (the “Corporation”) hereby constitute and appoint Mark C. Treanor and Ross E. Jeffries, Jr., and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation, including the rights attached thereto, that are issuable under the Wachovia Corporation 2003 Stock Incentive Plan, and any other securities of the Corporation or interests therein that are required to be so registered with respect to such Plan, and to sign any and all amendments to such Registration Statements.

SIGNATURE	CAPACITY

/s/ LESLIE M. BAKER, JR.	Chairman and Director
LESLIE M. BAKER, JR.

/s/ G. KENNEDY THOMPSON	President, Chief Executive Officer and Director
G. KENNEDY THOMPSON

/s/ ROBERT P. KELLY	Senior Executive Vice President and Chief Financial Officer
ROBERT P. KELLY

/s/ DAVID M. JULIAN	Senior Vice President and Corporate Controller (Principal Accounting Officer)
DAVID M. JULIAN

/s/ F. DUANE ACKERMAN	Director
F. DUANE ACKERMAN

/s/ JOHN D. BAKER, II	Director
JOHN D. BAKER, II

/s/ JAMES S. BALLOUN	Director
JAMES S. BALLOUN

/s/ ROBERT J. BROWN	Director
ROBERT J. BROWN

SIGNATURE	CAPACITY

/s/ PETER C. BROWNING	Director
PETER C. BROWNING

/s/ JOHN T. CASTEEN III	Director
JOHN T. CASTEEN III

/s/ WILLIAM H. GOODWIN, JR.	Director
WILLIAM H. GOODWIN, JR.

/s/ ROBERT A. INGRAM	Director
ROBERT A. INGRAM

Director
MACKEY J. MCDONALD

/s/ JOSEPH NEUBAUER	Director
JOSEPH NEUBAUER

/s/ LLOYD U. NOLAND III	Director
LLOYD U. NOLAND III

/s/ RUTH G. SHAW	Director
RUTH G. SHAW

/s/ LANTY L. SMITH	Director
LANTY L. SMITH

/s/ JOHN C. WHITAKER, JR.	Director
JOHN C. WHITAKER, JR.

/s/ DONA DAVIS YOUNG	Director
DONA DAVIS YOUNG

February 18, 2003

Charlotte, NC

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